The Prospectus and Part II included in Post-Effective Amendment No. 8 to the Form S-6 Registration Statement of Security Life of Denver Insurance Company and its Security Life Separate Account L1, filed with the Securities and Exchange Commission on January 26, 1999 (File No. 33-74190), are each incorporated herein by reference.